Exhibit A


                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Month                          January-01
Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           16-Jan-01
Current Calculation Date       9-Jan-01
Previous Payment Date          15-Dec-00
Previous Calculation Date      11-Dec-00
----------------------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

----------------------------------------------------------------------------------------------
                                    Prior         Deposits     Withdrawals      Balance on
                                   Balance                                    Calculation Date
                                  11-Dec-00                                      9-Jan-01
----------------------------------------------------------------------------------------------
Expense Account                   6,630,472.64   3,727,257.39  (3,018,871.99)    7,338,858.04
Collection Account               22,298,565.74  17,637,493.14 (22,298,565.73)   17,637,493.15
Aircraft Purchase Account                    -              -              -                -
Liquidity Reserve cash balance   49,209,891.00              -              -    49,209,891.00
----------------------------------------------------------------------------------------------
Total                            78,138,929.38  21,364,750.53 (25,317,437.72)   74,186,242.19
----------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity

----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                     6,630,472.64
Transfer from Collection Account on previous Payment Date                        3,684,138.42
Permitted Aircraft Accrual                                                                  -
Interim Transfer from Collection Account                                                    -
Transfers from Aircraft Purchase Account                                                    -
Interest Income                                                                     43,118.97
Balance on current Calculation Date
 - Payments on previous payment date                                              (784,138.42)
 - Interim payments                                                             (2,234,733.57)
 - Other                                                                                    -
----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                              7,338,858.04
----------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                    22,298,565.74
Collections during period
 - Lease rentals                                                                15,887,455.19
 - Maintenance reserves                                                          1,259,811.20
 - Other leasing income                                                             17,613.29
 - Interest income                                                                 349,280.13
 - Lease rental received in error                                                  123,333.33
 - Interim transfer to Expense A/C                                                          -
Transfers from Aircraft Purchase Account                                                    -
Drawings under Credit or Liquidity Enhancement Facilities                                   -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                      -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                      (3,684,138.42)
 - Permitted Aircraft Modifications                                                         -
Net Swap payments on previous Payment Date                                        (241,083.33)
Aggregate Note Payments on previous Payment Date                               (18,373,343.98)
----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                             17,637,493.15
----------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                                30,000,000.00
Cash Held
 - Accrued Expenses                                             7,338,858.04
 - Security Deposits                                           19,209,891.00    26,548,749.04
Morgan Stanley Facility                                                         30,000,000.00
ILFC Facility
   - Letter of Credit                                          20,000,000.00
   -Security Deposits                                          20,653,851.00    40,653,851.00
                                                                             -----------------
Liquidity Reserve Amount                                                       127,202,600.04
                                                                             -----------------

Minimum Liquidity Reserve Amount                                                30,000,000.00

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                   16-Jan-01
Current Calculation Date               9-Jan-01
Previous Payment Date                  15-Dec-00
Previous Calculation Date              11-Dec-00
----------------------------------------------------------------------------------------------------------------

Balance in Collection Account                                                                     17,637,493.15
Liquidity Reserve Amount                                                                         127,202,600.04
                                                                                              ------------------
Available Collections                                                                            144,840,093.19
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)
----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(i)          Required Expense Amount
              - Servicer Fee                                                       637,834.25
              - Administration Agent Fee                                           102,310.32
              - Other Service Providers                                             12,500.01
              - Accrued Expenses                                                 1,250,000.00
                                                                            ------------------
             Total Required Expense Amount                                                         2,002,644.58
(ii)  a)     Class A Interest but excluding Step-up                                                8,609,364.21
      b)     Swap Payments other than subordinated swap payments                                      88,223.60
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                  -
      b)     First Collection Account top-up (Minimum liquidity reserve $30 m)                    30,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                      1,070,817.65
(vi)         Class B Minimum principal payment                                                       243,893.91
(vii)        Class C Interest                                                                      1,010,457.50
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        797,420.25
(x)          Class D Minimum principal payment                                                                -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley
             Facilities)                                                                                      -
      b)     Second collection account top-up                                                     97,202,600.04
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                             334,350.86
(xiv)        Class C Scheduled principal                                                             110,000.00
(xv)         Class D Scheduled principal                                                                      -
(xvi)        Permitted accruals for Modifications                                                             -
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        3,370,320.59
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                         144,840,093.19
             less collection Account Top Ups (iii) (b) and (xi) (b) above                        127,202,600.04
                                                                                              ------------------
                                                                                                  17,637,493.15
                                                                                              ==================
----------------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                     16-Jan-01
Current Calculation Date                 9-Jan-01
Previous Payment Date                    15-Dec-00
Previous Calculation Date                11-Dec-00
-------------------------------------------------------------------------------------------------------------------------

4. Payments on the Notes by Subclass

-------------------------------------------------------------------------------------------------------------------------
                                             Subclass       Subclass       Subclass          Subclass          Total
Floating Rate Notes                             A-2            A-3           A-4               A-5            Class A

-------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                               6.71000%        6.71000%        6.71000%        6.71000%
Applicable Margin                               0.3500%         0.5200%         0.5400%         0.5800%
Applicable Interest Rate                       7.06000%        7.23000%        7.25000%        7.29000%
Day Count                                       Act/360         Act/360         Act/360         Act/360
Actual Number of Days                                32              32              32              32
Interest Amount Payable                    1,305,164.26    3,727,466.67    1,288,888.89    2,287,844.39
Step-up Interest Amount Payable                  NA              NA              NA              NA
-------------------------------------------------------------------------------------------------------------------------
Total Interest Paid                        1,305,164.26    3,727,466.67    1,288,888.89    2,287,844.39      8,609,364.21
-------------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                   15-Sep-05       15-Mar-02       15-Mar-03       15-Jun-08
Excess Amortization Date                      15-Apr-98       15-Mar-02       15-Mar-03       15-Apr-00
-------------------------------------------------------------------------------------------------------------------------
Original Balance                         340,000,000.00  580,000,000.00  200,000,000.00  400,000,000.00
Opening Outstanding Principal Balance    207,975,890.87  580,000,000.00  200,000,000.00  353,062,405.14  1,341,038,296.01
-------------------------------------------------------------------------------------------------------------------------
Extended Pool Factors                            74.79%         100.00%         100.00%         100.00%
Pool Factors                                     63.63%         100.00%         100.00%          89.50%
-------------------------------------------------------------------------------------------------------------------------
Extension Amount                                      -               -               -               -
Pool Factor Amount                                    -               -               -               -
Surplus Amortisation                       1,249,371.80               -               -    2,120,948.79
-------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution Amount        1,249,371.80               -               -    2,120,948.79      3,370,320.59
-------------------------------------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
-------------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    206,726,519.07  580,000,000.00  200,000,000.00  350,941,456.35  1,337,667,975.42
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                             Subclass       Subclass        Total
Floating Rate Notes                             B-1            B-2         Class B

---------------------------------------------------------------------------------------
Applicable LIBOR                                6.7100%         6.7100%
Applicable Margin                               0.6500%         1.0500%
Applicable Interest Rate                       7.36000%        7.76000%
Day Count                                       Act/360         Act/360
Actual Number of Days                                32              32
Interest Amount Payable                      553,587.78      517,229.87
Step-up Interest Amount Payable                  NA              NA
---------------------------------------------------------------------------------------
Total Interest Paid                          553,587.78      517,229.87    1,070,817.65
---------------------------------------------------------------------------------------

Expected Final Payment Date                   15-Mar-13       15-Mar-07
Excess Amortisation Date                      15-Apr-98       15-Mar-07
---------------------------------------------------------------------------------------
Original Balance                         100,000,000.00   75,000,000.00
Opening Outstanding Principal Balance     84,617,698.03   74,985,000.00  159,602,698.03
---------------------------------------------------------------------------------------
Extended Pool Factors                            92.79%         100.00%
Pool Factors                                     88.58%          99.97%
---------------------------------------------------------------------------------------
Extension Amount                                      -               -
Pool Factor Amount                                    -        7,500.00
Surplus Amortisation                         570,744.77               -
---------------------------------------------------------------------------------------
Total Principal Distribution Amount          570,744.77        7,500.00      578,244.77
---------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
---------------------------------------------------------------------------------------
Closing Outstanding Principal Balance     84,046,953.26   74,977,500.00  159,024,453.26
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------                ------------------
                                             Subclass       Subclass         Total                         Subclass
Fixed Rate Notes                                C-1            C-2          Class C                          D-1

---------------------------------------------------------------------------------------                ------------------
Applicable Interest Rate                       6.90000%        9.60000%                                          8.70000%
Day count                                      30 / 360        30 / 360                                          30 / 360
Number of Days                                       30              30                                                30
Interest Amount Payable                      570,457.50      440,000.00                                        797,420.25
---------------------------------------------------------------------------------------                ------------------
Total Interest Paid                          570,457.50      440,000.00    1,010,457.50                        797,420.25
---------------------------------------------------------------------------------------                ------------------
Expected Final Payment Date                   15-Mar-13       15-Oct-16                                         15-Mar-14
Excess Amortisation Date                      15-Mar-13       15-Oct-16                                         15-Mar-10
Original Balance                         100,000,000.00   55,000,000.00                                    110,000,000.00
Opening Outstanding Principal Balance     99,210,000.00   55,000,000.00  154,210,000.00                    109,989,000.00
---------------------------------------------------------------------------------------                ------------------
Extended Pool Factors                           100.00%         100.00%                                           100.00%
Expected Pool Factors                            99.10%         100.00%                                            99.99%
---------------------------------------------------------------------------------------                ------------------
Extended Amount                                       -               -                                                 -
Expected Pool Factor Amount                  110,000.00               -                                                 -
Surplus Amortisation                                  -               -
---------------------------------------------------------------------------------------                ------------------
Total Principal Distribution Amount          110,000.00               -      110,000.00                                 -
---------------------------------------------------------------------------------------                ------------------
Redemption Amount                                     -               -                                                 -
- amount allocable to principal                       -               -                                                 -
- amount allocable to premium                         -               -                                                 -
---------------------------------------------------------------------------------------                ------------------
Closing Outstanding Principal Balance     99,100,000.00   55,000,000.00  154,100,000.00                    109,989,000.00
---------------------------------------------------------------------------------------                ------------------
-------------------------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                            16-Jan-01
Current Calculation Date                         9-Jan-01
Previous Payment Date                           15-Dec-00
Previous Calculation Date                       11-Dec-00
------------------------------------------------------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period                16-Jan-01
End of Interest Accrual Period                  15-Feb-01
Reference Date                                  13-Feb-01

------------------------------------------------------------------------------------------------------------------------------
                                                 A-2           A-3           A-4          A-5          B-1          B-2
------------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                 5.88250%      5.88250%      5.88250%     5.88250%    5.88250%       5.88250%
Applicable Margin                                 0.3500%       0.5200%       0.5400%      0.5800%     0.6500%        1.0500%
Applicable Interest Rate                          6.2325%       6.4025%       6.4225%      6.4625%     6.5325%        6.9325%
Actual Pool Factor                                 60.80%       100.00%       100.00%       87.74%      84.05%         99.97%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Fixed Rate Notes                                 C-1           C-2           D-1
--------------------------------------------------------------------------------------
Actual Pool Factor                                 99.10%       100.00%        99.99%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

6. Payments per $ 100,000 Initial Outstanding Principal Balance of Notes

------------------------------------------------------------------------------------------------------------------------------
(a) Floating Rate Notes                          A-2           A-3           A-4          A-5          B-1          B-2
------------------------------------------------------------------------------------------------------------------------------
Opening Outstanding Principal Balance           61,169.38    100,000.00    100,000.00    88,265.60   84,617.70      99,980.00
Total Principal Payments                           367.46             -             -       530.24      570.74          10.00
Closing Outstanding Principal Balance           60,801.92    100,000.00    100,000.00    87,735.36   84,046.95      99,970.00

Total Interest                                     383.87        642.67        644.44       571.96      553.59         689.64
Total Premium                                     0.0000%       0.0000%       0.0000%      0.0000%     0.0000%        0.0000%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
(b) Fixed Rate Notes                             C-1           C-2           D-1
--------------------------------------------------------------------------------------
Opening Outstanding Principal Balance           99,210.00    100,000.00     99,990.00
Total Principal Payments                           110.00             -             -
Closing Outstanding Principal Balance           99,100.00    100,000.00     99,990.00

Total Interest                                     570.46        800.00        724.93
Total Premium                                           -             -             -
--------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
      Cumulative Performance to Date - March 15, 2000 to January 16, 2001


                                                          All amounts in millions       Dollar amounts expressed as
                                                               of US dollars                 a percentage of
                                                          unless otherwise stated       2000 Base Case Lease Rentals
-------------------------------------------------------------------------------------- -----------------------------
                                                             Cumulative to Date              Cumulative to Date
                                                        Actual   Base Case  Variance    Actual  Base Case   Variance
-------------------------------------------------------------------------------------- -----------------------------
                   CASH COLLECTIONS
 [1]               Lease Rentals                         199.8     199.8       0.0     100.0%     100.0%       0.0%
 [2]               - Renegotiated Leases                   0.0         -       0.0       0.0%
 [3]               - Rental Resets                        (0.6)        -      (0.6)     -0.3%
 [4] S [1]..[3]    Contracted Lease Rentals              199.2     199.8      (0.6)     99.7%     100.0%       0.0%
                                                       ------------------------------- -----------------------------
 [5]               Movement in Current Arrears Balance    (3.6)        -      (3.6)     -1.8%       0.0%      -1.8%
                   less Net Stress-related Costs
 [6]               - Bad Debts                            (1.8)                         -0.9%
 [7]               - Security Deposits Draw Down           1.7                           0.8%
 [8]               - Restructured Arrears                    -                           0.0%
 [9]               - AOG                                  (6.6)                         -3.3%
     [10]          - Other Leasing Income                 10.1                           5.1%
     [11]          - Repossession Costs                   (0.5)                         -0.3%
                                                       ------------------------------- -----------------------------
[12] S [6]...[11]  sub-total                               2.9      (9.0)     11.9       1.5%      -4.5%       6.0%

[13] [4]+[5]+[12]  Net Lease Rentals                     198.5     190.8       7.7      99.4%      95.5%       3.9%
[14]               Interest Earned                         3.6       2.3       1.3       1.8%       1.1%       0.6%
                   Maintenance Receipts                   23.1         -      23.1      11.6%       0.0%      11.6%
                   Maintenance Payments                  (25.1)        -     (25.1)    -12.6%       0.0%     -12.6%
                                                       ------------------------------- -----------------------------
[15]               Net Maintenance                        (2.0)        -      (2.0)     -1.0%       0.0%      -1.0%

[16] S [13]...[15] Total Cash Collections                200.1     193.1       7.0     100.1%      96.6%       3.5%
-------------------------------------------------------------------------------------- -----------------------------
                   CASH EXPENSES
                   Aircraft Operating Expenses
[17]               - Insurance                            (0.8)                         -0.4%
[18]               - Re-leasing and other overheads       (0.9)                         -0.4%
                                                       ------------------------------- -----------------------------
[19] [17]+[18]     sub-total                              (1.7)     (1.6)     (0.1)     -0.9%      -0.8%      -0.1%
                   SG&A Expenses
                   Aircraft Servicer Fees
                   - Base Fee                             (2.5)     (2.5)      0.0      -1.2%      -1.2%      0.0%
                   - Rent Collected Fee                   (2.4)     (2.4)     (0.0)     -1.2%      -1.2%      0.0%
                   - Rent Contracted Fee                  (1.9)     (2.0)      0.1      -1.0%      -1.0%      0.0%
                   - Incentive Fee                           -         -         -       0.0%       0.0%      0.0%
                                                       ------------------------------- -----------------------------
[20]               sub-total                              (6.8)     (6.9)      0.1      -3.4%      -3.4%      0.0%
                   Other Servicer Fees
                   Cabot                                  (0.9)     (1.0)      0.0      -0.5%      -0.5%      0.0%
                   Other Service Providers                (1.4)     (0.6)     (0.8)     -0.7%      -0.3%     -0.4%
                                                       ------------------------------- -----------------------------
[21]               sub-total                              (2.4)     (1.6)     (0.8)     -1.2%      -0.8%     -0.4%
[22] S [19]...[21] Total Cash Expenses                   (10.9)    (10.0)     (0.8)     -5.4%      -5.0%     -0.4%
-------------------------------------------------------------------------------------- -----------------------------
                   NET CASH COLLECTIONS
[23] [16]          Total Cash Collections                200.1     193.1       7.0     100.1%      96.6%      3.5%
[24] [22]          Total Cash Expenses                   (10.9)    (10.0)     (0.8)     -5.4%      -5.0%     -0.4%
[25]               Drawings from Expense Account          29.1         -      29.1      14.6%       0.0%     14.6%
[26]               Transfer to Expense Account           (31.9)        -     (31.9)    -16.0%       0.0%    -16.0%
[27]               Interest Payments                    (110.4)   (103.1)     (7.3)    -55.3%     -51.6%     -3.7%
[28]               Swap Payments                          (2.5)     (8.6)      6.1      -1.3%      -4.3%      3.1%
[29]               Exceptional Items                         -         -         -       0.0%       0.0%      0.0%
                                                       ------------------------------- -----------------------------
[30] S [23]...[29] TOTAL                                  73.5      71.3       2.2      36.8%      35.7%      1.1%
                                                       =============================== =============================
-------------------------------------------------------------------------------------- -----------------------------
[31]               PRINCIPAL PAYMENTS
                   subclass A2                            18.0      17.4       0.6       9.0%       8.7%      0.3%
                   subclass A3                               -         -         -       0.0%       0.0%      0.0%
                   subclass A4                               -         -         -       0.0%       0.0%      0.0%
                   subclass A5                            49.1      47.5       1.6      24.6%      23.8%      0.8%
                   subclass B1                             5.7       5.7       0.0       2.8%       2.8%      0.0%
                   subclass B2                             0.0       0.0         -       0.0%       0.0%      0.0%
                   subclass C1                             0.8       0.8      (0.0)      0.4%       0.4%      0.0%
                   subclass C2                               -         -         -       0.0%       0.0%      0.0%
                   subclass D1                             0.0       0.0         -       0.0%       0.0%      0.0%
                                                       ------------------------------- -----------------------------
                   Total                                  73.5      71.3       2.2      36.8%      35.7%      1.1%
                                                       =============================== =============================
-------------------------------------------------------------------------------------- -----------------------------
                   Debt Balances
                   subclass A2                           206.7     207.3       0.6
                   subclass A3                           580.0     580.0         -
                   subclass A4                           200.0     200.0         -
                   subclass A5                           350.9     352.5       1.6
                   subclass B1                            84.0      84.0       0.0
                   subclass B2                            75.0      75.0         -
                   subclass C1                            99.1      99.1      (0.0)
                   subclass C2                            55.0      55.0         -
                   subclass D1                           110.0     110.0         -
                                                       -------------------------------
                   TOTAL                               1,760.8   1,763.0       2.2
                                                       ===============================

------------------------------------------------------------------------------------------------------------------------------------
     Note:             Report Line Name                                             Description
------------------------------------------------------------------------------------------------------------------------------------
                    CASH COLLECTIONS
  [1]               Lease Rentals                      Assumptions per the March 2000 Prospectus, the "2000 Base Case".
  [2]               - Renegotiated Leases              Loss in rental revenue caused by a lessee negotiating a reduction in the lease rental.
  [3]               - Rental Resets                    Loss in rental when new lease rates are lower than those assumed in the 2000
                                                       Base Case.
  [4] S [1]..[3]    Contracted Lease Rentals           Current Contracted Lease Rentals less adjustments for renegotiated leases and rental resets.
  [5]               Movement in Current Arrears        Current Contracted Lease Rentals not received as at the latest Calculation
                    Balance                            Date, excluding Bad Debts.
                    less Net Stress-related Costs
  [6]               - Bad Debts                        Rental Arrears owed by lessees who have defaulted and which are deemed irrecoverable.
  [7]               - Security Deposits Drawn Down     Amounts drawn down from Security Deposits to offset arrears or Bad Debts.
  [8]               - Restructured Arrears             Current Arrears that have been capitalized and restructured into a note payable.
  [9]               - AOG                              Base Case lease rental lost when an aircraft is off-lease and non-revenue earning.
 [10]               - Other Leasing Income             Includes lease termination payments, rental guarantees and late payments charges.
 [11]               - Repossession Costs               Legal and technical costs incurred as a result of repossessing an aircraft.
 [12] S [6]...[11]  sub-total
 [13] [4]+[5]+[12]  Net Lease Rentals                  Contracted Lease Rentals less Movement in Current Arrears Balance and Net
                                                       Stress related costs
 [14]               Interest Earned                    Interest earned on monthly cash balances held in Collection and Expense
                                                       Accounts.
 [15]               Net Maintenance                    Maintenance Revenue Reserve received less any reimbursements paid to lessees.
 [16] S [14]...[16] Total Cash Collections             Net Lease Rentals + Interest Earned + Net Maintenance
------------------------------------------------------------------------------------------------------------------------------------
                    CASH EXPENSES
                    Aircraft Operating Expenses        All operational costs related to the leasing of aircraft.
 [17]               - Insurance                        Premium for contingent insurance policies.
 [18]               - Re-leasing and other overhead    Miscellaneous re-delivery and leasing costs associated with re-leasing events.
 [19] [17]+[18]     sub-total

                    SG&A Expenses                      All fees paid to the Aircraft Servicer and to other service providers.
 [20]               Aircraft Servicer Fees             Monthly and annual fees paid to the Aircraft Servicer, ILFC.
                    - Base Fee                         Fixed amount per month per aircraft and changes only as aircraft are acquired or sold.
                    - Rent Collected Fee               Amount equal to approximately 1.25% of rentals received during the previous calendar month.
                    - Rent Contracted Fee              Amount equal to 1.00% of rentals contracted in the current calendar month.
                    - Incentive Fee                    Annual fee paid to Servicer for performance above an annually agreed target.
 [21]               Other Servicer Fees                Fees paid to other service providers including the Administrative Agent,
                                                       Financial Advisor and Independent Trustees
 [22] S [19]...[21] Total Cash Expenses                Aircraft Operating Expenses + SG&A Expenses
------------------------------------------------------------------------------------------------------------------------------------
                    NET CASH COLLECTIONS
 [23] [16]          Total Cash Collections             as per line 17 above.
 [24] [22]          Total Cash Expenses                as per line 24 above.
 [25]               Drawings from Expense Account      Cash drawn from the Expense Account and used to pay for expenses during the period.
 [26]               Transfer to Expense Account        Cash set aside in the Expense Account to pay for future expected expense obligations.
 [27]               Interest Payments                  Interest Payments to Noteholders on all outstanding debt.
 [28]               Swap Payments                      Net Swap Payments (paid) / received.
 [29]               Exceptional Items                  Cash flows that occur infrequently and are outside the normal business activities of MSAF Group.
 [30] S [24]...[29] TOTAL
------------------------------------------------------------------------------------------------------------------------------------
 [31]               PRINCIPAL PAYMENTS                 Principal Payments to Noteholders.
------------------------------------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
      Cumulative Performance to Date - March 15, 2000 to January 16, 2001
         all amounts in millions of US dollars unless otherwise stated


------------------------------------------------------------------------------------------------------------------------------------
                                                        Actual         2000 Base Case               Variance
       Source of Funds
       Net Cash Collections                               73.5                   71.3                    2.2
       Add Back Interest                                 110.4                  103.1                    7.3
       Add Back Swap Payments                              2.5                    8.6                   (6.1)
                                                       -------                -------                -------
  a                                                      186.4                  183.0                    3.4
                                                       -------                -------                -------
       Application of Funds
  b    Swap Payments                                       2.5                    8.6                   (6.1)
  c    Class A Interest                                   82.1                   75.6                    6.5
  d    Class A Minimum                                     5.8                    4.8                    1.0
  e    Class B Interest                                   10.2                    9.4                    0.8
  f    Class B Minimum                                     3.8                    3.8                      -
  g    Class C Interest                                   10.1                   10.1                      -
  h    Class C Minimum                                       -                      -                      -
  I    Class D Interest                                    8.0                    8.0                      -
  j    Class D Minimum                                       -                      -                      -
  k    Class A Scheduled                                   0.8                    0.2                    0.6
  l    Class B Scheduled                                   1.9                    1.9                      -
  m    Class C Scheduled                                   0.8                    0.8                      -
  n    Class D Scheduled                                     -                      -                      -
  o    Permitted Aircraft Modifications                      -                      -                      -
  p    Class A Supplemental                               60.4                   59.8                    0.6
                                                       -------                -------                -------
                                                         186.4                  183.0                    3.4
                                                       -------                -------                -------
------------------------------------------------------------------------------------------------------------------------------------
 [1]   Interest Coverage Ratio
       Class A                                            2.20                   2.17  = a / (b+c)
       Class B                                            1.85                   1.86  = a / (b+c+d+e)
       Class C                                            1.63                   1.63  = a / (b+c+d+e+f+g)
       Class D                                            1.52                   1.52  = a / (b+c+d+e+f+g+h+i)

 [2]   Debt Coverage Ratio
       Class A                                            1.51                   1.52  = a / (b+c+d+e+f+g+h+i+j+k)
       Class B                                            1.49                   1.50  = a / (b+c+d+e+f+g+h+i+j+k+l)
       Class C                                            1.48                   1.49  = a / (b+c+d+e+f+g+h+i+j+k+l+m)
       Class D                                            1.48                   1.49  = a / (b+c+d+e+f+g+h+i+j+k+l+m+n)
------------------------------------------------------------------------------------------------------------------------------------
       Loan-to-Value Ratios    2000 Base Case          Actual             2000 Base Case
                                15-Mar-00             16-Jan-01             16-Jan-01
                               -----------------------------------------------------------------
 [3]   Assumed Portfolio Value    2,049.1                                     1,977.4
 [4]   Adjusted Portfolio Value                        1,886.9
       Liquidity Reserve Amount
         - Cash                      30.0                 30.0                   30.0
         - Accrued Expenses           6.0                  8.6                    8.6
         - Security Deposits          7.1                 19.2                   19.2
                              -----------          -----------             ----------
       subtotal cash                 43.1                 57.8                   57.8
         - Letters of Credit         82.1                 70.7                   70.7
                              -----------          -----------             ----------
       Total Liquidity Reserve      125.2                128.5                  128.5

 [5]   Total Asset Value          2,174.3              2,015.4                2,105.9
       Note Balance
       Class A                    1,404.7    64.6%     1,337.7     66.4%      1,339.9     63.6%
       Class B                      164.7    72.2%       159.0     74.3%        159.0     71.2%
       Class C                      154.9    79.3%       154.1     81.9%        154.1     78.5%
       Class D                      110.0    84.4%       110.0     87.4%        110.0     83.7%
                              -----------          -----------             ----------
       Total                      1,834.3              1,760.8                1,763.0
------------------------------------------------------------------------------------------------------------------------------------


[1] Interest Coverage Ratio is equal to Net Cash Collections, before interest and swap payments, expressed as a ratio of the swap costs and interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

[2] Debt Coverage Ratio is equal to Net Cash Collections before interest and swap payments, expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

[3] Assumed Portfolio Value represents the Initial Appraised Value of each aircraft in the Portfolio multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

[4] Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as determined by the most recent Appraisal multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date. The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio Value is used to calculate the principal repayment amounts to Noteholders.

[5] Total Asset Value is equal to Total Portfolio Value plus Liquidity Reserve Amount.